Income Taxes - Components of Provision (Benefit) for Income Taxes (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Feb. 24, 2013	Feb. 26, 2012	Feb. 27, 2011
CURRENT
Federal		$ 30	$ 587
State	11	76	173
Foreign	1,907	1,604	2,923
Total current	1,918	1,710	3,683
DEFERRED
Federal			(725)
State			(103)
Foreign	614	(8,585)	(1,335)
Total deferred	614	(8,585)	(2,163)
Provision (benefit) for income taxes	$ 2,532	$ (6,875)	$ 1,520